UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2025

HEARTCORE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41272	87-0913420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

1-2-33, Higashigotanda, Shinagawa, Tokyo, Japan	141-0022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +81-3-6409-6966

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HTCR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 28, 2025, HeartCore Enterprises, Inc. (the “Company”) issued the press release furnished herewith as Exhibit 99.1, which press release is incorporated by reference herein. The information contained in the press release is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

As previously reported by the Company, on May 24, 2025, the Company received written notice (the “Stockholders’ Equity Notice”) from the Listing Qualifications Department (the “Nasdaq Staff”) of The Nasdaq Stock Market indicating that the Company was not in compliance with the $2,500,000 minimum stockholders’ equity requirement set forth in Nasdaq Listing Rule 5550(b) (the “Minimum Stockholders’ Equity Requirement”) for continued listing on the Nasdaq Capital Market. Additionally, the Nasdaq Staff noted that the Company did not meet the alternatives of market value of listed securities or net income from continuing operations as of May 23, 2025. The notification of noncompliance had no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market under the symbol “HTCR.”

On August 19, 2025, the Nasdaq Staff notified the Company that, based on the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2025, filed by the Company with the Securities and Exchange Commission on August 13, 2025, evidencing stockholders’ equity of $3,559,017, the Nasdaq Staff determined that the Company complies with the Minimum Stockholders’ Equity Requirement and this matter is now closed.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of the registrant issued on August 28, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 28, 2025	HEARTCORE ENTERPRISES, INC.

	By:	/s/ Sumitaka Yamamoto
Sumitaka Yamamoto
Chief Executive Officer

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